SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)		I-4033 (Commission File Number)	63-0366371 (IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) (205) 298-3000 Registrant's telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[]			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02

Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 28, 2005, Mark E. Tomkins tendered his resignation effective May 13, 2005, from his position as Senior Vice President, Chief Financial Officer and Treasurer of Vulcan Materials Company (the "Company").

On May 2, 2005, the Company announced the appointment, effective May 13, 2005, of Daniel F. Sansone to the position of Senior Vice President, Chief Financial Officer and Treasurer. Mr. Sansone, age 52, joined Vulcan in 1988 as Corporate Controller and served as Vice President, Finance and Chief Financial Officer from 1994 to 1997. Since 1997 Mr. Sansone has served as President of Vulcan's Southern and Gulf Coast Division in the Construction Materials Group.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits:
		Exhibit No. 99.1	Description Press release dated May 2, 2005 announcing the appointment of Dan Sansone as Senior Vice President, Chief Financial Officer and Treasurer.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY (Registrant) By: /s/William F. Denson, III William F. Denson, III
Dated: May 3, 2005